Item 1: Report to Shareholders

Latin America Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Latin American stocks registered strong gains over the past six months, despite some weakness in March and April. The region was once again the top-performing emerging market, supported by generally good economic growth, heavy demand for raw materials, high commodities prices, and strong currencies. The benign economic environment and growing loan demand aided financial stocks while rising oil and commodities prices boosted the energy and materials sectors. Consumer discretionary shares fared the worst. Brazilian stocks led the way while Venezuela and Peru lagged.

We are pleased to report strong results for your fund over the 6- and 12-month periods ended April 30, 2005. As shown in the table, the fund outperformed its Lipper peer group and the MSCI index for both periods. Our results relative to the benchmarks were helped by good stock selection in both Brazil and Mexico as well as by stock selection within the consumer discretionary, consumer staples, and telecommunications services sectors. Our country and sector weightings were generally helpful, although our overweighting in Mexico hurt relative results.

PERFORMANCE COMPARISON

Periods Ended 4/30/05	6 Months	12 Months
Latin America Fund	20.29%	47.83%
MSCI EM Latin America Index	16.44	44.50
Lipper Latin American
Funds Average	17.30	43.71
Please see the fund’s quarter-end returns following this letter.

MARKET AND PORTFOLIO REVIEW

Investors grew cautious as the period ended on concerns that high oil prices and rising interest rates could slow global growth. Given Latin America’s strong performance over the past two years, it was not surprising to see some profit-taking in the March/April risk-averse environment. In spite of an expected slowdown in the growth of most Latin American economies, the region continued to show decent economic growth.

Brazilian stocks generated the region’s best results over the past six months, aided by the surging energy and materials sectors, which make up about half of the market. Backed by the country’s solid economic growth, the government’s fiscal discipline, some advancement with structural reforms, and strong exports, Brazilian stocks earned returns in excess of 20% during the past six months and more than 60% for the year. The weakening U.S. dollar aided returns as the Brazilian real advanced more than 12% versus the dollar over the past six months. Argentina also posted decent gains as the country moved forward with the restructuring of its defaulted debt. Although Mexican stocks returned about 11% (including a 4% boost from currency appreciation), Mexico was one of the worst-performing markets in the region. Corporate fundamentals remain strong, but rising interest rates and political uncertainty have hampered returns. Mexico will have a presidential election next year, and legal action by President Vicente Fox—whose election in 2000 ended Mexico’s long history of one-party rule—against Lopez Obrador, the current mayor of Mexico City and a likely presidential candidate, raised some concerns about potential social unrest. Although the charges have now been dropped, the runup to the presidential election could continue to weigh on the market.

MARKET PERFORMANCE

(In U.S. Dollar Terms)
Periods Ended 4/30/05	6 Months	12 Months
Argentina	14.05%	38.54%
Brazil	21.72	61.50
Chile	15.02	39.49
Mexico	11.06	27.33
Peru	2.87	22.68
Venezuela	-12.29	10.03
Source: RIMES Online, using MSCI indexes.

Financial services was the region’s top-performing sector, and our heavier exposure relative to the market index aided fund results. In Brazil, Banco Itau, our fourth-largest holding, was the portfolio’s top contributor for the six-month period. Itau is one of the best run banks in Brazil, with high returns, strong loan growth in excess of 20%, and still attractive valuations, in our view. Another large Brazilian holding, Banco Bradesco, also benefited from solid loan and revenue growth. Mexico’s Grupo Financiero Banorte was another significant contributor from the sector, helped by increased loan demand and a successful restructuring of the bank’s operations. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

In consumer staples, Natura Cosmeticos, a new purchase for the fund last year, was a key contributor. Natura is one of Brazil’s leading cosmetics companies, and we continue to like its strong revenue growth, quality products, direct distribution model, and excellent corporate governance. Our telecommunications holdings generally performed well. Brazil’s Tele Norte Leste, which has a strong market position insulated from competition, and Mexico’s America Movil, which shows increasing subscriber growth and profitability, were solid contributors.

Other top contributors included Mexican home-builder Urbi Desarrollos Urbanos, which enjoyed rising revenues and improvement in its sales mix, and Mexico’s Grupo Aeroportuario del Sureste, where revenues have benefited from higher passenger traffic. The fund’s largest holding, Petroleo Brasileiro (Petrobras), rose on accelerating oil production and higher oil prices, while Companhia Vale do Rio Doce (CVRD), another large holding, benefited from surging iron ore prices. We added to CVRD based on our belief that price increases would be considerably greater than the 20% generally anticipated by market participants. Negotiations have subsequently resulted in a 71.5% increase in the iron ore price.

SECTOR DIVERSIFICATION

	Percent of Net Assets
10/31/04		4/30/05
Energy	18.1%	17.9%
Telecommunications Services	22.0	16.9
Financials	11.6	16.4
Materials	15.5	15.2
Consumer Staples	15.4	15.2
Consumer Discretionary	7.7	6.6
Industrials and Business Services	3.1	4.8
Utilities	3.4	3.1
Health Care	0.0	0.6
Information Technology	0.0	0.0
Other and Reserves	3.2	3.3
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Our largest detractors included several Brazilian holdings, including Telesp Celular Participacoes, which continued to disappoint as the company faced margin pressure from increased competition in spite of its strong subscriber growth. In addition, food producers Perdigao and Sadia declined on concerns about their export competitiveness given the recent strength in the Brazilian real. Despite the stock’s weakness during the period, we continue to like Perdigao, which we think has competitive advantages because of its size and state-of-the-art production facilities. We expect export sales to grow significantly over the next few years due to strong demand for poultry and Brazil’s rising importance in the world market. Its management also has shown a good corporate governance record. We sold out of our small position in Sadia.

Other new purchases included Gol-Linhas Aereas Inteligentes, a Brazilian airline that went public in June 2004. It is one of the world’s most profitable low-cost airlines and is posting strong double-digit growth on the back of healthy industry demand and steady market share gains. We also added to Tenaris, an Argentine producer of seamless tubes for the oil industry. The stock has experienced very strong performance due to solid demand and improved pricing power caused by a secular increase in oil exploration spending. In addition, we increased our position in Organizacion Soriana, a Mexican retailer that is showing strong growth and improving returns but is still trading at a discount to its peers. Another new holding is Lan Airlines, a well-run Chilean airline with operations in several Latin American countries. It is seeing rapid growth both in passenger numbers and cargo.

We trimmed our holding in Mexican cement company Cemex after a strong run because we were concerned about difficulties it will face integrating its recent purchase of the U.K.’s RMC Group. We also cut back on Votorantim Celulose, a Brazilian paper company that is facing some short- and medium-term challenges. The domestic paper market has been weak so far this year and our expectations of stronger pricing power as a result of market consolidation appear unlikely to materialize in the short term. We eliminated Brazilian paper company Suzano Bahia Sul Papel e Celulose on concerns about major increases in capital expenditures over the next few years as well as the domestic paper environment. We took profits in Mexican homebuilder Consorcio ARA after its strong run but maintain a small position in the company.

GEOGRAPHIC DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
	10/31/04	4/30/05
Brazil	50.0%	52.5%
Mexico	41.0	36.2
Chile	3.1	3.9
Argentina	2.3	3.2
Peru	0.4	1.0
Other and Reserves	3.2	3.2
Total	100.0%	100.0%

Geographically, the fund remains heavily invested in the region’s two largest markets, Brazil and Mexico. Our overweight in the relatively weak Mexican market hurt performance versus our benchmarks during the period. It remains our biggest positive bet because our bottom-up stockpicking continues to find many attractive investment opportunities—especially in food and staples retailing, homebuilders, and financials—but we’ve reduced our exposure on concerns about the domestic political situation. Stock valuations in Brazil remain particularly attractive, and our holdings emphasize energy and financial services, particularly banks. Our addition to Tenaris leaves us slightly overweight in Argentina. In our view, Chile remains expensive, so we continue to have a significant underweight in that market.

OUTLOOK

Latin America has delivered two years of strong performance, and we remain cautiously optimistic on the region. Continued growth and stability, buoyant domestic consumers, and strong currencies all support a favorable economic outlook. The picture is not without some concerns, including slowing global economies, an acceleration in the pace of rate increases in the U.S., and a sharp fall in commodities prices due to a possible slowdown in China. However, our focus on companies with strong finances and exposure to domestic economies should help cushion the impact of these potential risks.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 17, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI EM Latin America Index: A market capitalization weighted index of approximately 140 stocks traded in seven Latin American markets.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
4/30/05

Petroleo Brasileiro, Brazil	14.8%
America Movil, Mexico	9.7
Companhia Vale do Rio Doce, Brazil	8.7
Banco Itau Holdings Financiera, Brazil	7.0
Wal-Mart de Mexico, Mexico	5.2
Grupo Televisa, Mexico	3.7
Banco Bradesco, Brazil	3.6
Grupo Financiero Banorte, Mexico	3.5
Tele Norte Leste, Brazil	3.5
Tenaris, Argentina	3.2
Telmex, Mexico	2.7
Organizacion Soriana, Mexico	2.4
Natura Cosmeticos, Brazil	2.4
Urbi Desarrollos Urbanos, Mexico	2.4
Cemex, Mexico	1.9
Cia Energetica Minas Gerais, Brazil	1.9
Grupo Aeroportuario del Sureste, Mexico	1.8
Grupo Modelo, Mexico	1.8
Banco Santander Chile, Chile	1.7
Gol-Linhas Aereas Inteligentes, Brazil	1.7
Companhia de Bebidas, Brazil	1.6
Companhia Siderurgica Nacional, Brazil	1.5
Empresa Nacional de Electricidad, Chile	1.1
Caemi Mineracao e Metalurgica, Brazil	1.1
Perdigao, Brazil	1.0
Total	89.9%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
Latin America Fund	47.83%	11.48%	10.54%
MSCI EM Latin America Index	44.50	10.83	10.29
Lipper Latin American Funds Average	43.71	9.40	9.74
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE LATIN AMERICA FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05

Actual	$1,000.00	$1,202.90	$7.21

Hypothetical (assumes
5% return before expenses)	1,000.00	1,018.25	6.61

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.32%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 3/31/05	1 Year	5 Years	10 Years

Latin America Fund	33.32%	8.61%	11.99%
MSCI EM Latin America Index	33.31	8.99	12.13
Lipper Latin American Funds Average	30.84	7.05	11.23

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at
1-800-225-5132. The performance information shown does not reflect the deduction of a
2% redemption fee on shares held for three months or less. If it did, the performance would be lower.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$13.74	$10.32	$7.25	$8.21	$10.19	$8.03

Investment activities
Net investment
income (loss)	0.14	0.26	0.13	0.18	0.15	0.05
Net realized and
unrealized gain (loss)	2.62	3.31	2.94	(0.79)	(2.09)	2.14

Total from
investment activities	2.76	3.57	3.07	(0.61)	(1.94)	2.19

Distributions
Net investment income	(0.21)	(0.16)	–	(0.29)	(0.04)	(0.04)
Net realized gain	–	–	–	(0.06)	–	–

Total distributions	(0.21)	(0.16)	–	(0.35)	(0.04)	(0.04)

Redemption fees added
to paid-in-capital	0.01	0.01	–	–	–	0.01

NET ASSET VALUE
End of period	$16.30	$13.74	$10.32	$7.25	$8.21	$10.19

Ratios/Supplemental Data
Total return^	20.29%	35.07%	42.34%	(8.15)%	(19.10)%	27.41%
Ratio of total expenses to
average net assets	1.32%†	1.41%	1.55%	1.53%	1.49%	1.46%
Ratio of net investment
income (loss) to average
net assets	1.78%†	2.22%	1.55%	1.88%	1.40%	0.42%
Portfolio turnover rate	11.2%†	34.8%	27.4%	21.0%	29.9%	27.5%
Net assets, end of period
(in thousands)	$ 380,826	$ 241,913	$ 166,059	$ 126,905	$ 155,239	$ 228,655

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
** Per share amounts calculated using average shares outstanding method.
† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited	April 30, 2005

PORTFOLIO OF INVESTMENTS (1)++	Shares	Value

(Cost and value in $ 000s)
ARGENTINA 3.2%
Common Stocks 3.2%
Tenaris ADR (USD)	211,100	12,064
Total Argentina (Cost $7,912)		12,064

BRAZIL 52.5%
Common Stocks 39.3%
Aracruz Celulose ADR (USD) §	17,700	543
Banco do Brasil *	203,400	2,348
Cia Energetica Minas Gerais (Cemig)	246,356,000	7,087
Companhia de Bebidas ADR (USD) §	222,424	6,028
Companhia Siderurgica Nacional	264,208	5,752
Companhia Vale do Rio Doce ADR (USD)	561,400	13,025
Companhia Vale do Rio Doce ADR
(1 ADR represents 1 common share) (USD) §	752,400	20,277
Diagnosticos de America *	195,000	2,155
Empresa Brasileira ADR (USD) §	91,082	2,627
Gol-Linhas Aereas Inteligentes ADR (USD) §	222,000	6,298
Natura Cosmeticos	300,300	9,005
Petroleo Brasileiro (Petrobras) ADR (USD) §	945,757	34,757
Petroleo Brasileiro (Petrobras) ADR
(1 ADR represents 1 common share) (USD) §	515,300	21,607
Tele Centro Oeste Celular ADR (USD) §	31,600	331
Tele Norte Leste, Rights *	3,165	6
Tele Norte Leste ADR (USD) §	483,400	7,154
Tele Norte Leste Participaco	306,001	6,086
Telesp Celular Participacoes ADR (USD) *§	648,200	3,422
Votorantim Celulose ADR (USD) §	90,499	995
		149,503
Preferred Stocks 13.2%
Banco Bradesco	441,459	13,899
Banco Itau Holdings Financiera	152,343	26,573
Caemi Mineracao e Metalurgica	5,287,900	4,028
Companhia Siderurgica de Tubarao	25,926,200	1,284
Perdigao	211,600	3,983
Weg	213,700	599
		50,366
Total Brazil (Cost $141,239)		199,869

CHILE 3.9%
Common Stocks 3.9%
Banco Santander Chile ADR (USD) §	204,266	6,410
Empresa Nacional de Electricidad ADR (USD) §	181,200	4,037
Enersis ADR (USD) §	81,000	704
Lan Airlines ADR (USD)	52,700	1,860
Sociedad Quimica y Minera de Chili ADR (USD)	10,300	867
Vina Concha Y Toro ADR (USD)	10,900	792
Total Chile (Cost $11,536)		14,670

MEXICO 36.2%
Common Stocks 36.2%
America Movil ADR, Series L (USD)	747,376	37,107
Cemex	1,013,926	7,300
Consorcio ARA *	653,700	2,011
Grupo Aeroportuario del Sureste ADR (USD)	231,700	6,849
Grupo Financiero Banorte	2,061,900	13,282
Grupo Modelo, Series C §	2,362,200	6,713
Grupo Televisa ADR (USD)	251,300	14,118
Kimberly-Clark de Mexico, Series A	806,000	2,291
Organizacion Soriana, Series B	2,515,900	9,259
Telmex ADR (USD)	301,176	10,210
Urbi Desarrollos Urbanos *	1,844,100	8,984
Wal-Mart de Mexico, Series V	5,355,000	19,803
Total Mexico (Cost $90,982)		137,927

PERU 1.0%
Common Stocks 1.0%
Compania de Minas Buenaventura ADR, Series B (USD)	178,300	3,807
Total Peru (Cost $3,355)		3,807

	SHORT-TERM INVESTMENTS 2.5%

	Money Market Funds 2.5%

	T. Rowe Price Reserve Investment Fund, 2.93% #†	9,547,906	9,548
	Total Short-Term Investments (Cost $9,548)		9,548

	SECURITIES LENDING COLLATERAL 22.0%

	Money Market Pooled Account 22.0%
	Investment in money market pooled account managed by JP
	Morgan Chase Bank, London, 2.902% #	83,881,224	83,881
	Total Securities Lending Collateral (Cost $83,881)		83,881

	Total Investments in Securities
	121.3% of Net Assets (Cost $348,453)		$461,766

(1)	Denominated in currency of country of
	incorporation unless otherwise noted
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan at
	April 30, 2005 – See Note 2
++	At April 30, 2005, a substantial number of
	the fund’s international securities were val-
	ued by the T. Rowe Price Valuation
	Committee, established by the fund’s
	Board of Directors. See Note 1
†	Affiliated company – See Note 5.
ADR	American Depository Receipts
USD	U.S. dollar

	The accompanying notes are an integral part of these financial statements.

Unaudited	April 30, 2005

STATEMENT OF ASSETS AND LIABILITIES

(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $9,548)	$9,548
Non-affiliated companies (cost $338,905)	452,218

Total investments in securities	461,766
Cash	48
Dividends receivable	2,980
Receivable for investment securities sold	910
Receivable for shares sold	198
Other assets	486

Total assets	466,388

Liabilities
Investment management fees payable	332
Payable for investment securities purchased	664
Payable for shares redeemed	391
Obligation to return securities lending collateral	83,881
Due to affiliates	31
Other liabilities	263

Total liabilities	85,562

NET ASSETS	$380,826

Net Assets Consist of:
Undistributed net investment income (loss)	$2,793
Undistributed net realized gain (loss)	(37,824)
Net unrealized gain (loss)	113,355
Paid-in-capital applicable to 23,365,934 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	302,502

NET ASSETS	$380,826

NET ASSET VALUE PER SHARE	$16.30

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($ 000s)
6 Months
Ended
4/30/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $473)	$5,014
Securities lending	68

Total income	5,082

Expenses
Investment management	1,737
Shareholder servicing	276
Custody and accounting	96
Prospectus and shareholder reports	23
Registration	14
Legal and audit	8
Proxy and annual meeting	3
Directors	3
Miscellaneous	4

Total expenses	2,164

Net investment income (loss)	2,918

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	3,503
Foreign currency transactions	(142)

Net realized gain (loss)	3,361

Change in net unrealized gain (loss)
Securities	41,481
Other assets and liabilities
denominated in foreign currencies	32

Change in net unrealized gain (loss)	41,513

Net realized and unrealized gain (loss)	44,874

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$47,792

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,918	$4,561
Net realized gain (loss)	3,361	20,904
Change in net unrealized gain (loss)	41,513	33,775

Increase (decrease) in net assets from operations	47,792	59,240

Distributions to shareholders
Net investment income	(3,905)	(2,663)

Capital share transactions *
Shares sold	140,258	70,986
Distributions reinvested	3,652	2,496
Shares redeemed	(49,157)	(54,446)
Redemption fees received	273	241

Increase (decrease) in net assets from capital
share transactions	95,026	19,277

Net Assets
Increase (decrease) during period	138,913	75,854
Beginning of period	241,913	166,059

End of period	$380,826	$241,913

(Including undistributed net investment income of
$2,793 at 4/30/05 and $3,780 at 10/31/04)

*Share information
Shares sold	8,575	5,831
Distributions reinvested	243	226
Shares redeemed	(3,053)	(4,546)

Increase (decrease) in shares outstanding	5,765	1,511

The accompanying notes are an integral part of these financial statements.

Unaudited	April 30, 2005

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2005, approximately 97% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2005, the value of loaned securities was $83,202,000; aggregate collateral consisted of $83,881,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $106,993,000 and $17,911,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $41,185,000 of unused capital loss carryforwards, of which $20,625,000 expire in fiscal 2007, $6,258,000 expire in fiscal 2008, and $14,302,000 expire in fiscal 2010.

At April 30, 2005, the cost of investments for federal income tax purposes was $348,453,000. Net unrealized gain aggregated $113,355,000 at period-end, of which $115,749,000 related to appreciated investments and $2,394,000 related to depreciated investments.

NOTE 4 – FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $176,000 for T. Rowe Price Services, Inc., and $12,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2005 and during the six months then ended, no shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended April 30, 2005, dividend income from the Reserve Funds totaled $145,000, and the value of shares of the Reserve Funds held at April 30, 2005 and October 31, 2004 was $9,548,000 and $9,464,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included but were not limited to management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median for comparable funds, but that the fund’s expense ratio was generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005